Exhibit 99.1

STERLING 09 Financial Corporation D.A. DAVIDSON 11TH ANNUAL FINANCIAL SERVICES CONFERENCE Annual Meeting of Shareholders 22 Seattle, WA May 6-7, 2009 April 22, 2008 STERLING Ticker: STSA

Safe Harbor Statement In the course of our presentation, executives and other key employees of the company may discuss matters that are deemed to be forward- looking statements(1) under the law. While we always try to do our best to give accurate and balanced presentations of the company’s business and prospects, actual results may differ from management's view. Additional information about risks of the company achieving results suggested by any forward-looking statements may be found under the headings “Risk Factors” and “Management’s Discussion and Operations” Analysis of Financial Condition and Results of Operations in the company’s Annual Report on Form 10-K, as updated periodically in the company’s filings with the Securities and Exchange Commission. The Reform Act defines the term forward-looking statements” to include: statements of management plans and objectives, statements regarding the future economic performance, and projections of revenues and other financial data, among others. The Reform Act precludes liability for oral or written forward-looking statements if the statement is identified as such and accompanied by “meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those made in the forward-looking statements.” 2

 Investment Overview 09 Leading regional community bank in the West Strong capital and Revenue ($ in millions) liquidity position Earnings power $400 $450 Franchise value $250 $300 $350 Asset quality M t $100 $150 $200 Management depth/breadth $0 $50 2005 2006 2007 2008 1Q08 1Q09

Financial Highlights 31 09 March 31, 2009 Risk-based capital ratio of 13.0% Record deposits of $8.49 billion, up 8% Total assets of $ 12.82 billion Loans receivable of $8.68 billion Strong liquidity Total capital of $1.12 billion Cash and investments of $3 08 billion 3.08 Available additional liquidity of $3.1 billion Tangible book value per share of 10.99 $ 4

U.S. Government Initiatives 09 Capital Purchase Program  – Raised $303 million on 12/5/2008 – Senior preferred shares with 5% cumulative dividend purchase 6 4 million shares of STSA at $7 06 per share  – Warrant to purchase 6.4 7.06 FDIC-insurance limit raised to $250,000 per depositor FDIC Transaction Account Guarantee Program Debt Guarantee Program    5

The Sterling Family Commercial bank and residential mortgage unit 09 STERLING Financial Corporation  6

Geographic Footprint 09 Well positioned along major corridors Leader in Regional Community Banking  179 Hometown Helpful  depository branches  216 total service locations in 6 western states 2,518 employees 7

Leadership Next generation management 09 Heidi Next- Stanley SSB’s Chairman and CEO SSB Executive Team Savings Golf Bank Management 8

Total Assets Growth and profitability 09 $14.0 Other ($ in billions) $12 8 $12 8 billion on   2 0 2.8 2.9 1.1 1.2 1.2 $10 0 $12.0 Securities Loans $9.8 billion on $12.1 billion on 12.8 billion on 12.8 billion on  7.0 8.9 8.8 8.7 1.9 2.0 0.5 0.9 $ $8.0 10.0 $7.6 billion on   4.9 2.1 $4.0 6.0  $0.0 $2.0 2005 2006 2007 2008 Mar-09   9

Loan Portfolio Mix Diversified and balanced 09 March 31, 2009 Billion on Commercial Banking Commercial Construction $1 031 Consumer $1,220 million 14% Total: $8.9 $2,535 million 28% 1,031 million 12%   Residential Real Estate $895 million 10% Commercial Residential Construction $1,326 million 15%  Real Estate $1,895 million 21% YTD 5 50% 10 Yield 5.50%

Loan Originations Construction is declining 09 $1,400 ($ in millions)   153 79 106 56 $1,000 $1,200 $971 $1,083  411 149 103 106 80 114 $400 $600 $800 $720   264 82 18 341 711 $0 $200  Mar-08 Dec-08 Mar-09 Commercial real estate Consumer Commercial banking Residential real Construction  11

Capital and Liquidity Well capitalized and solid liquidity 09 Dec 31, Mar 31, 2008 2009   Cash and investments ($ in mils) 2,955 $ 3,076 $  Regulatory capital ratios (SFC) Tier 1 leverage (to average assets) 9.2% 9.1% 11 7% 11 7%   Tier ( to risk-weighted assets) 11.7% 11.7% Total (to risk-weighted assets) 13.0% 13.0%  Additional borrowing capacity ($ in mils) FHLB, Fed and other 3,230 $ 3,100 $   12

Capital Funding Sources Primary source deposits 09 – Equity $1 122 Funding Sources $12 7 Billion   Borrowings $248 million 1,122 million 9% Total: 12.7 Billion on % of Total Deposits  Repo & Fed Funds 2% Transaction Accounts $1,783 million 21% MMDA $1,767 million 21% Deposits $8,488 million   FHLB $1,222 million 10% Time Deposits $4,938 million 58% 67%  $1,574 million 12%   13

Net Interest Income Improved funding costs 09 $400 ($ in millions)   $250 $300 $350  $92 1 $150 $200 Three Months Ended   92.1 $83.3 $87.7 $0 $50 $100  2005 2006 2007 2008 Mar-08 Dec-08 Mar-09 Tax Equivalent Net Interest 3.30% 3.33% 3.42% 3.08% 3.24% 2.80% 2.97% Margin 14

Non-Interest Income, excluding OREO Diversified streams 09 $100 ($ in millions)   $70 $80 $90  $37.3 $40 $50 $60 Three Months Ended   $21.3 $10 $20 $30  $0 2005 2006 2007 2008 Mar-08 Mar-09 15

Operating Efficiency Systemic process improvements 09 2.60% Noninterest Expense/Average Assets ($ in millions)   2.41% 2.45% 2.53% 2.40% 2.50% Three Months Ended  2.26% 2.33% 2.30% 2.40%   2 10% 2.20%  2.00% 2.10% 2005 2006 2007 2008 Mar-08 Mar-09   16

Non-Performing Assets Weighted to construction portfolio 09 Loan Stratification of NPAs Mar 31, Dec 31, Sept 30, June 30,   2009 2008 2008 2008 Residential Construction 67.7% 67.2% 72.5% 79.5% Commercial Construction 11.7% 11.6% 4.1% 4.0%  Multifamily Construction 0.1% 0.6% 0.9% 0.0% Subtotal Total Construction 79.4% 79.4% 77.5% 83.4% Commercial Banking 8.4% 10.1% 10.3% 9.6% d l % % 8% 3 3%   Residential 7.5% 7.5% 8.1% 3.3% Commercial Real Estate 2.9% 1.3% 2.0% 1.6% Multifamily Real Estate 0.9% 0.8% 0.9% 0.7% Consumer 0.9% 0.9% 1.2% 1.3%  Total Gross NPAs ($ in mils) $669.9 $610.6 $436.7 $303.4 Linked-Quarter % Change 9.7% 39.8% 43.9% 36.0%   17

Residential Construction Geographic distribution of loan commitments 09 3/31/09 N. California $ Bend $Vancouver $64 million   $1.944 Billion on down $552 million from March 31, 2008 88 million 5% 95 million 5% 6 o 3%  Puget Sound Boise $95 million 5%   $780 million 40% Portland $million S. California $143 million 7%  “Other” category includes Utah, Nevada, Montana, Arizona, other Oregon, other Other $331 million 17% 347 18%   Idaho and other Washington. 18

Residential Construction NPAs Puget Sound market generally holding up better 09 ($ in thousands) % of Gross % of Gross % of Gross 3/31/2009 12/31/2008 3/31/2008   Amt NPAs Residential construction (by location) Portland, OR 118,524 $ 18% 117,350 $ 19% 7,567 $ 3% Puget Sound 83,711 12% 73,878 12% 23,356 10% S. California 64,818 10% 67,824 11% 28,032 13% Boise, ID 37,921 6% 23,356 4% 37,338 17% Utah 26,823 4% 29,586 5% 15,372 7% Bend, OR 26,114 4% 22,136 4% 20,927 9% Vancouver, WA 23,945 4% 14,486 2% 19,943 9% Other 71,527 11% 61,722 10% 15,894 8%   Total residential construction 453,383 68% 410,338 67% 168,429 76% Commercial construction (a) 78,888 12% 74,501 12% 9,847 4% Commercial banking 56,118 8% 61,520 10% 31,481 14% Residential real estate 50,420 8% 46,043 8% 3,900 2% Commercial real estate (a) 25,276 4% 12,510 2% 6,582 3%  Consumer 5,866 1% 5,753 1% 2,845 1% Total gross NPAs (b) 669,951 $ 100% 610,665 $ 100% 223,084 $ 100% Specific reserves (16,970) (19,535) (19,084) Total net NPAs (b) 652,981 $ 591,130 $ 204,000 $ (a) multifamily   19 Includes multifamily. (b) Includes confirmed loss amounts of $185.0 million for 3/31/09, $163.9 million for 12/31/08, and $0.0 million for 3/31/08

Resolving Non-Performing Assets Time 09 Time, money and management Construction Credit Administration Team   Manage residential and commercial construction assets Restoring to accrual status Short sale of loans  Restructuring of loan Sale of notes Foreclosure and sale of property Homebuyers Loan Program  Asset Disposition Group   20

Homebuyer Loan Program Increasing sales velocity 09 Sterling-Financed   New Construction Qualified borrowers can choose: A 3% contribution (up to $20,000) from Sterling, or Fixed mortgage rates as low as 3.875% 21

Capital Adequacy 09 ($ in millions) Mar 31, 2009   Capital/Equity Ratios (%) Leverage ratio 9.10% Tier 1 capital ratio 11.70%  Total risk-based capital ratio 13.00% Capital Reserves ($) Well-capitalized excess/(deficit) - 10% RBC $290   Allowance in excess of capital limit - 10% RBC $108 Well-capitalized excess/(deficit) - 11% RBC $193 Allowance in excess of capital limit - 11% RBC $108  Est. Loan-Loss Absorption ($) Absorption amount @ 36% tax rate - 10% RBC $550 Absorption amount @ 36% tax rate - 11% RBC $400   22

Pretax, Pre-Provision Income Quarterly run rate in excess of $40 million 09 run-($ in thousands)  Mar 31, Mar 31, 2008 2009 Pretax income 3,999 $ (20,879) $ Provision for credit losses 37,143 65,865 OREO costs 106 4,478 Pretax, pre-provision income 41,248 $ 49,464 $ Note that pretax, pre-provision income for the quarter ended March 31, 2009 includes net, other income of $8,539, primarily comprised of the gain on the sale of securities. 23

Earnings Power 09 ($ in thousands, except per share amounts) Longer-Term Strategic Targets Interest earning assets Deposits Capital Increase/Mix Remain Well Capitalized Loans/Investments R Net interest income $ 415,000 3.50% Provision $ (30,000) -0.24% Total non-interest income $ 115,000 0.90% Total non-interest expense $ (305 000) -2 34% 305,000) 2.34% Pretax income $ 195,000 1.49% Income taxes $ (64,000) Net income, core $ 131,000 1.00% Preferred dividend $ (15,150) Net avail. to common $ 115,850 0.78% Earnings per share, core $ 2.15   24 Percentage represents the percent of average earning assets for net interest income, and the percent of average assets for all other categories.

Investment Summary 09 $12 8 billion on regional community bank Franchise value 12.8 Solid geographic footprint Growing, core-deposit base Diversified regional economics Experienced management Strong credit culture 25